                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 1996

                                    AMBI Inc.
             (Exact Name of Registrant as Specified in its Charter)

         New York                        1-12106                11-2653613
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)         Number)            Identification Number)

771 Old Saw Mill River Road, Tarrytown, New York                10591
------------------------------------------------                -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number including Area Code: (914) 347-5767
                                                   --------------


                         Applied Microbiology, Inc.
--------------------------------------------------------------------------------
                    Former Name if Changed Since Last Report

Item 2. Disposition of Assets

1. On December 12, 1996, Applied Microbiology, Inc. ("Registrant") completed the sale of its UK-based subsidiary, Aplin & Barrett Limited ("A&B") to Burns Philp & Company Limited ("BP") for $13.5 million in cash and the return to the Registrant of 2.42 million shares of the Registrant's Common Stock held by BP. In addition, BP has provided Registrant with a revolving line of credit of up to $2.5 million. Any borrowings under this line of credit can be forgiven under certain circumstances. In accordance with a Share Purchase Agreement, an initial payment of $8 million to Registrant was made on December 11, 1996 and a final payment of $5.5 million will be made on June 12, 1997.

2. In connection with the transaction, Registrant and A&B entered into two License Agreements. Pursuant to the first License Agreement, Registrant is exclusively licensed by A&B for the use of nisin generally in pharmaceutical products and animal healthcare products. Pursuant to the second License Agreement, A&B is exclusively licensed by Registrant generally for the use of nisin as a food preservative and for food preservation. In addition, Registrant has entered into a Supply Agreement with A&B pursuant to which A&B will sell nisin to Registrant while Registrant is establishing its own sources of supply.

3. In connection with the transaction, Registrant and BP have entered into an Investors' Rights Agreement pursuant to which BP has agreed for a two year period not to acquire, directly or indirectly, Registrant's securities, and to refrain from selling Registrant's Common Stock, except under certain circumstances through underwritten public offerings and private placement transactions. For a period of two years and so long as BP owns at least 10% of Registrant's outstanding common stock, BP will vote its shares in favor of Fredric D. Price and one nominee of Fredric D. Price for election to Registrant's Board. So long as BP owns at least 20% of Registrant's outstanding common stock, BP is entitled to nominate one member for election to Registrant's Board.

4. As a result of the return of 2.42 million shares of Registrant's Common Stock, Registrant has reduced the number of its outstanding shares from 20,842,452 shares to 18,422,452 shares, and BP's ownership of Registrant Common Stock is reduced from 10,183,837 shares (48.86%) to 7,763,837 shares (42.14%).

5. As of the date of sale, two of Registrant's Board members were representatives of BP. BP's Board representatives did not participate in the vote of Registrant's Board which approved the sale of A&B to BP. As a result of the sale, BP's representation on Registrant's Board of Directors is reduced from two members to one member. The amount of consideration for the sale was arrived at through arms-length negotiation and a fairness opinion was obtained.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of Business Acquired.

            Not Applicable

      (b)   Pro Forma Financial Information

            Number       Description
            ------       -----------

            P-1          Pro Forma Condensed Consolidated Financial
                         Statements - Summary

            P-2          Pro Forma Condensed Consolidated Balance
                         Sheet as of September 30, 1996

            P-4 Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended
                         September 30, 1996

            P-5 Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 1996

            P-6          Notes to Pro Forma Financial Information

      (c)   Exhibits

            1. Share Purchase Agreement dated as of December 12, 1996, by and among Applied Microbiology, Inc., Aplin & Barrett Limited and Burns Philp (UK) plc.

            2. License Agreement dated as of December 12, 1996 between Licensee Applied Microbiology, Inc. and Licensor Aplin & Barrett Limited.

            3. License Agreement dated as of December 12, 1996 between Licensee Aplin & Barrett Limited and Licensor Applied Microbiology, Inc.

            4. Supply Agreement dated as of December 12, 1996 between Aplin & Barrett Limited and Applied Microbiology, Inc.

            5. Investors' Rights Agreement dated as of December 12, 1996 between Applied Microbiology, Inc. and Burns Philp
            Microbiology. Pty Limited.

            6. Revolving Loan and Security Agreement dated as of
            December 12, 1996 between Burns Philp Inc. as Lender and Applied Microbiology, Inc. as Borrower.

            7. Fairness Opinion dated December 10, 1996 from Chartered Capital Advisers, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AMBI Inc.


Date:  December 27, 1996                By:   /s/ Fredric D. Price
                                              ----------------------
                                                  Fredric D. Price
                                        President and Chief Executive Officer

                                    AMBI INC.

         Pro Forma Condensed Consolidated Financial Statements - Summary

AMBI Inc. (the "Company") consummated its agreement to sell Aplin & Barrett Limited ("A&B"), the Company's wholly-owned food ingredient subsidiary, to Burns Philp & Company Limited ("BP"), effective December 12, 1996 (the "Effective Date").

Total consideration to the Company amounted to $13.5 million in cash and the return to the Company of 2.42 million shares of the Company's Common Stock held by BP. In accordance with the Share Purchase Agreement, an initial payment of $8 million to the Company was made on December 11, 1996 and a final payment of $5.5 million will be made on June 12, 1997 (the "Second Closing Date"). The 2.42 million shares of the Company's stock were returned to the Company on the Effective Date. In addition, effective with the Second Closing Date, BP is to provide the Company with a revolving line of credit of up to $2.5 million. Any borrowings under this line of credit can be forgiven under certain circumstances. At the Second Closing Date, the Company is also to redeem the outstanding Redeemable Preferred Stock, which is held by BP, at the redemption value of $1.5 million.

The following unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 1996 was prepared assuming the transaction was consummated as of the balance sheet date. The related unaudited pro forma condensed consolidated statements of operations were prepared assuming the transaction was consummated at the beginning of those periods.

The pro forma financial statements referred to above do not purport to represent what the Company's financial position or results of operations actually would have been if the transaction, in fact, occurred on the date referred to above or to project the Company's results of operations for any period. These pro forma financial statements and accompanying notes should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 1996.

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)


                                                                     Aplin &      Pro Forma
                                                        Reported     Barrett     Adjustments      Pro Forma
                                                        ----------   ----------  -----------      ---------


ASSETS

Current Assets

Cash and cash equivalents                                $   4,606       (1,133)       8,546  (A)      12,019
Trade accounts receivable less allowance for doubtful
    accounts of $81,000                                      5,098       (3,491)                        1,607
Due to AMBI                                                      -        4,062       (4,062) (B)          -
Inventories                                                  2,861       (2,593)         627  (C)         895
Prepayments and other current assets                         1,033         (812)       5,500  (D)       5,721
                                                          --------      -------      -------          -------

Total Current Assets                                        13,598       (3,967)      10,611           20,242


Property and equipment at cost less accumulated
    depreciation                                             4,068       (3,363)                          705

Patent costs and licensed technology at cost less
    accumulated amortization                                 1,609                                      1,609

Other assets                                                   113                                        113
                                                          --------      -------      -------          -------

TOTAL ASSETS                                              $ 19,388       (7,330)      10,611           22,669
                                                          ========      =======      =======          =======

                                    AMBI INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                             (Dollars in thousands)
                                   (Unaudited)

                                                                      Aplin &   Pro Forma
                                                         Reported     Barrett   Adjustments        Pro Forma
                                                         --------   ----------  -----------        ---------

LIABILITIES, REDEEMABLE PREFERRED STOCK
AND STOCKHOLDERS' EQUITY

Current Liabilities:

Current portion of notes payable and lease obligation     $    175                      (94) (E)          81
Accounts payable and accrued expenses                        2,222        (952)                        1,270
Other liabilities                                               83         (67)       1,026  (F)       1,042
Dividends payable                                              326                                       326

Taxes payable                                                  299        (307)           -               (8)
                                                          --------     -------     --------          -------

Total current liabilities                                    3,105      (1,326)         932            2,711

Notes payable and lease obligation                             894                     (493) (E)         401
Long term loan                                               2,000                                     2,000
Deferred taxes payable                                         353        (353)           -                -
                                                          --------     -------     --------          -------

TOTAL LIABILITIES                                            6,352      (1,679)         439            5,112

REDEEMABLE PREFERRED STOCK                                   1,500           -            -  (G)       1,500
                                                          --------     -------     --------          -------

STOCKHOLDERS' EQUITY

Preferred stock
Common stock                                                   104           -                           104
Treasury stock                                                                       (6,353) (H)      (6,353)
Additional paid-in capital                                  51,674     (16,487)      16,487  (I)      51,674
Accumulated deficit                                        (39,658)     10,252           38  (J)     (29,368)
Currency translation adjustment                               (584)        584                             -
                                                          --------     -------     --------          -------
                                                                                                           -
TOTAL STOCKHOLDERS' EQUITY                                  11,536      (5,651)      10,172           16,057
                                                          --------     -------     --------          -------

TOTAL LIABILITIES, REDEEMABLE PREFERRED
STOCK AND STOCKHOLDERS' EQUITY                            $ 19,388      (7,330)      10,611           22,669
                                                          ========     =======     ========          =======


                                    AMBI INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996
                 (Dollars in thousands except per share amounts)
                                   (Unaudited)


                                                          Aplin &      Pro Forma
                                              Reported    Barrett      Adjustments     Pro Forma
                                              ----------  ---------    -----------     ----------

Net Sales                                      $   4,235     (2,717)                        1,518

Other Operating Revenues                             131        (11)                          120
                                               ---------   --------      -------         --------

TOTAL REVENUES                                     4,366     (2,728)           -            1,638
Cost of Sales                                     (2,489)     1,491            -             (998)
                                               ---------   --------      -------         --------

Gross Profit                                       1,877     (1,237)           -              640

Selling, General & Administrative Expenses        (4,605)       533                        (4,072)
Research Costs                                    (1,400)       220                        (1,180)
Depreciation and Amortization                       (242)       117            -             (125)
                                               ---------   --------      -------         --------


OPERATING LOSS                                    (4,370)      (367)           -           (4,737)

Interest Income                                       67         (8)                           59
Interest Expense                                     (37)        17            -              (20)
Gain on sale of Aplin & Barrett                        -          -            38 (K)          38
                                               ---------   --------      -------         --------

LOSS BEFORE TAX EXPENSE                           (4,340)      (358)           38          (4,660)
Tax Expense                                          (45)        43            -  (L)          (2)
                                               ---------   --------      -------         --------

NET LOSS                                        $ (4,385)      (315)           38          (4,662)

Preferred stock dividends                            (94)                                     (94)

Net loss attributable to common stock             (4,479)                                  (4,756)


Loss per share                                  $  (0.21)                         (M)    $  (0.26)


                                    AMBI INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                 (Dollars in thousands except per share amounts)


                                                            Aplin &     Pro Forma
                                                Reported    Barrett     Adjustments     Pro Forma
                                                --------   ----------   -----------     ----------


Net Sales                                       $ 14,157      (12,614)                       1,543
Other Operating Revenues                           1,865          (77)                       1,788
                                                --------     --------     --------        --------

TOTAL REVENUES                                    16,022      (12,691)           -           3,331
Cost of Sales                                     (6,353)       5,114            -          (1,239)
                                                --------     --------     --------        --------

Gross Profit                                       9,669       (7,577)           -           2,092

Selling, General & Administrative Expenses       (11,177)       2,878                       (8,299)
Research Costs                                    (2,294)         716                       (1,578)
Depreciation and Amortization                       (819)         396                         (423)
                                                --------     --------     --------        --------


OPERATING LOSS                                    (4,621)      (3,587)           -          (8,208)

Foreign exchange gain/loss                             3           (3)                           -
Interest Income                                      317          (26)                         291
Interest Expense                                    (133)          65            -             (68)
Loss on sale of Aplin & Barrett                        -           -          (561) (N)       (561)
                                                --------     --------     --------        --------

LOSS BEFORE TAX EXPENSE                           (4,434)      (3,551)        (561)         (8,546)
Tax Expense                                         (285)         267               (L)        (18)
                                                --------     --------     --------        --------


NET LOSS                                        $ (4,719)      (3,284)        (561)         (8,564)

Preferred stock dividends                           (502)                      251 (O)        (251)

Net loss attributable to common stock             (5,221)      (3,284)        (310)         (8,815)


Loss per share                                   $ (0.27)                          (P)     $ (0.53)


                                    AMBI INC.
                    NOTES TO PRO FORMA FINANCIAL INFORMATION

A $8 million in cash received upon completion of sale, as well as A&B remaining cash balance transferred through the intercompany account, less amounts used to pay off equipment lease (see note E).

B Elimination of intercompany balance through the transfer of cash of $1,133 thousand, inventories of $627 thousand and satisfaction of the remainder as part of the sale.


C    Nisin pharmaceutical inventory transferred through intercompany account.

D    $5.5 million receivable from BP for remainder of purchase price.

E    Reflects AMBI's pay off of lease on A&B equipment.

F    Reflects reserve accrual for expenses related to divestiture of A&B.

G Preferred stock is to be redeemed on the Second Closing Date for $1.5 million.

H Treasury Stock received. 2.42 million shares valued at $2.625 per share (price as of the Effective Date).

I    To properly state the legal capital of AMBI.

J    Reflects gain on sale.

K Gain on sale of A&B which equals cash and receivables on the transaction of $13,500 thousand plus the common shares redeemed valued at $6,353 thousand, less write-off of initial investment of $16,487 thousand, amounts allocated to satisfy remaining intercompany balances of $2,302 thousand and anticipated expenses reserved for of $1,026 thousand.

L No tax expense is being accrued because gain on sale is expected to be offset by operating losses and net operating loss carryforwards.

M Pro Forma net loss per share calculated on the basis of a weighted average of 20.6 million shares outstanding less 2.42 million shares of treasury stock.

N Loss on sale of A&B which equals cash and receivables on the transaction of $13,500 thousand plus the common shares redeemed valued at $6,353 thousand, less write-off of initial investment of $16,487 thousand, amounts allocated to satisfy remaining intercompany balances of $2,901 thousand and anticipated expenses reserved for of $1,026 thousand.

O    Assumes preferred stock redeemed mid-year.

P Pro Forma net loss per share calculated on the basis of a weighted average of 19.1 million shares outstanding less 2.42 million shares of treasury stock.